Exhibit 77C
          Kemper Blue Chip Fund
          Form N-SAR for the period ended 10/31/95
          File No. 811-5357
          Page 1


          A special meeting of Registrant's shareholders was held on September 19, 1995. Votes regarding the items submitted to shareholder vote are set forth below.

          Item 1:  Election of the Board of Trustees

                   David W. Belin

                       Vote             Number
                       ----             -----------
                       FOR                6,348,462
                       WITHHELD             234,348

                   Lewis A. Burnham

                       Vote             Number
                       ----             -----------
                       FOR                6,348,462
                       WITHHELD             234,348

                   Donald L. Dunaway

                       Vote             Number
                       ----             -----------
                       FOR                6,351,095
                       WITHHELD             231,715

                   Robert B. Hoffman

                       Vote             Number
                       ----             -----------
                       FOR                6,351,095
                       WITHHELD             231,715

                   Donald R. Jones

                       Vote             Number
                       ----             -----------
                       FOR                6,351,095
                       WITHHELD             231,715

                   David B. Mathis

                       Vote             Number
                       ----             -----------
                       FOR                6,341,879
                       WITHHELD             240,931












          Exhibit 77C
          Kemper Blue Chip Fund
          Form N-SAR for the period ended 10/31/95
          File No. 811-5357
          Page 2


                   Shirley D. Peterson

                       Vote             Number
                       ----             -----------
                       FOR                6,345,829
                       WITHHELD             236,981

                   William P. Sommers

                       Vote             Number
                       ----             -----------
                       FOR                6,342,537
                       WITHHELD             240,273

                   Stephen B. Timbers

                       Vote             Number
                       ----             -----------
                       FOR                6,351,095
                       WITHHELD             231,715


          Item 2:  Selection of Independent Auditors


                       Vote             Number
                       ----             -----------
                       FOR                6,288,643
                       AGAINST               90,943
                       ABSTAIN              203,224





























          Exhibit 77C
          Kemper Blue Chip Fund
          Form N-SAR for the period ended 10/31/95
          File No. 811-5357
          Page 3


          Item 3:  New Investment Management Agreement

                    Vote         Number
                    ----         ----------
                    FOR           6,164,397
                    AGAINST         124,310
                    ABSTAIN         294,103


          Item 4B:  New Rule 12b-1 Distribution Plan (For Class B
          Shareholders Only)

                    Vote         Number
                    ----         ----------
                    FOR             330,248
                    AGAINST          12,760
                    ABSTAIN          19,633


          Item 4C:  New Rule 12b-1 Distribution Plan (For Class C
          Shareholders Only)

                    Vote         Number
                    ----         ----------
                    FOR              26,280
                    AGAINST             253
                    ABSTAIN           2,652







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